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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 April 13, 2005

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                                 QORUS.COM, INC.
               (Exact name of registrant as specified in charter)


                                     Florida
         (State or other Jurisdiction of Incorporation or Organization)


                    0-27551                           65-0358792
           (Commission File Number)          (IRS Employer Identification No.)

                                 936A Beachland
                              Boulevard, Suite 13
                              Vero Beach, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
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      Information  included  in  this  Form  8-K  may  contain   forward-looking
statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other
factors  which  may  cause  the  Company's   actual   results,   performance  or
achievements  to be materially  different  from future  results,  performance or
achievements   expressed   or   implied  by  any   forward-looking   statements.
Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of
the  words  "may,"  "will,"  "should,"   "expect,"   "anticipate,"   "estimate,"
"believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


Item 8.01 Other Events

      Effective April 13, 2005, Qorus.com, Inc., a Florida corporation ("Company") terminated its Letter of Intent with Beijing Taxus Co. Ltd. ("Taxus") to acquire Taxus (Cayman) Inc., the holding company of Taxus. The completion of the acquisition had been subject to the negotiation and execution of a definitive acquisition agreement, the delivery of U.S. GAAP financial statements by Taxus, and the receipt of certain approvals by the appropriate regulatory authorities in the People's Republic of China and other applicable jurisdictions.

      The Company terminated the Letter of Intent effective as of April 13, 2005 due to the failure of Taxus to deliver U.S. GAAP financial statements and the approvals within 60 days of the date of the Letter of Intent.

      Reference is hereby made to the Current Report on Form 8-K filed by the Company on November 11, 2004 announcing the execution of the Letter of Intent, which is hereby incorporated by reference

      Qorus is a public "shell" company with nominal assets, whose sole business will be to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which Qorus would acquire a target company with an operating business, with the intent of continuing the acquired company's business as a publicly held entity.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Qorus.com, Inc.
                                 (Registrant)


Date: April 13, 2005             By: /s/ Kevin R. Keating
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                                     Kevin R. Keating, President and Secretary